UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2020

Bionano Genomics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38613	26-1756290
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9540 Towne Centre Drive, Suite 100 San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 888-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BNGO	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	BNGOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 31, 2020, Bionano Genomics, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”). As of July 27, 2020, the record date for the Special Meeting (the “Record Date”), 136,991,045 shares of the Company’s common stock were outstanding and entitled to vote at the Special Meeting. A total of 85,967,209 shares of the Company’s common stock were present at the Special Meeting in person or by proxy.

At the meeting, the Company’s stockholders approved Proposal 2, which sought approval to adjourn the Special Meeting, if necessary, to solicit additional proxies if there were not sufficient votes in favor of Proposal 1 (as defined below). The final voting results for Proposal 2 were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
65,369,776	17,815,754	2,781,679	0

At the time of the Special Meeting, there were insufficient votes to pass Proposal 1, which sought approval to amend the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 200,000,000 to 400,000,000 (“Proposal 1”). In accordance with the authority granted pursuant to the approval of Proposal 2, the Special Meeting was adjourned with respect to Proposal 1 to allow additional time for voting. The Special Meeting will reconvene at 10:00 a.m. Pacific Time on September 29, 2020.

In light of the COVID-19 pandemic, to support the health and well-being of the Company’s stockholders, employees and directors, and taking into account recent federal, state and local guidance, the reconvened Special Meeting will be held in a virtual meeting format only, via live webcast on the Internet, with no physical in-person meeting. The Company’s stockholders of record as of the Record Date, can attend the reconvened Special Meeting by visiting www.virtualshareholdermeeting.com/BNGO2020, where they will be able to listen to the meeting live, submit questions and vote online. During the period of adjournment the Company will continue to accept stockholder votes on Proposal 1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bionano Genomics, Inc.

Date: September 2, 2020	By:	/s/ R. Erik Holmlin, Ph.D.
R. Erik Holmlin, Ph.D. President and Chief Executive Officer (Principal Executive and Financial Officer)